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[AT&T Logo]

                        AT&T Contract Tariff Order Form
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Customer Name (Full Legal Name):  AT&T Corp.

 EDUCATIONAL VIDEO CONFERENCING
                    ("Customer")          ("AT&T")
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Customer Address:                 AT&T Address:
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35 EAST GRASSY SPRAIN ROAD        80 BAYLIS ROAD           AT&T Contact Name:
                                                           JOHN P. MC CADDEN
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City YONKERS State NY Zip 10710 City MELVILLE State NY Zip 11747 AT&T Contact
                                                              Telephone Number:
                                                                   516 420 3053
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Customer hereby places an order for:

      X  New AT&T Contract Tariff (attachment required)
      [ ] Existing AT&T Contract Tariff No. __________ (attachment required)

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Existing Pricing Plan Replacement/Discontinuance:
[ ] Check here and identify below any AT&T CT or other AT&T pricing plan being discontinued in conjunction with this order. Also specify the CT No., Plan ID No. or Main Billed Account No.
     (Note:  Charges may apply as specified in the plan being discontinued.)
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1. Services will be provided under the Contract Tariff ("CT") ordered hereunder, subject to the rates, terms and conditions in the CT as well as the AT&T tariffs (if any) referenced in the CT ("Applicable Tariffs"), as those Applicable Tariffs may be modified from time to time.

2. This Form (including its addenda, if any), the CT and the Applicable Tariffs constitute the entire agreement (collectively the "Agreement") between Customer and AT&T with respect to the services provided under the CT and supersede any and all prior agreements, proposals, representations, statements, or understandings, whether written or oral, concerning such services or the rights and obligations relating to such services. In the event of any inconsistency between the terms of this Form (including its addenda, if any) and the CT or Applicable Tariffs, the terms of the Applicable Tariffs and CT shall prevail. In the event of any inconsistency between the terms of the CT and the Applicable Tariffs, the terms of the CT shall prevail. Except for changes to rates (to the extent permitted under the CT) and changes to the Applicable Tariffs, no change, modification or waiver of any of the terms of this Agreement shall be binding unless reduced to writing and signed by authorized representatives of both parties and, to the extent required by law, filed with the FCC.

3. Except to the extent that federal law applies, the construction, interpretation and performance of this Agreement shall be governed by the substantive law of the State of New York, excluding its choice of law rules.

4. EXCEPT FOR ANY WARRANTIES EXPRESSLY MADE IN THIS AGREEMENT, AT&T EXCLUDES ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AT&T DOES NOT AUTHORIZE ANYONE TO MAKE A WARRANTY OF ANY KIND ON ITS BEHALF AND CUSTOMER SHOULD NOT RELY ON ANYONE MAKING SUCH STATEMENTS.

5. As to new CTs, Customer may, as its sole remedy, cancel this order for the CT without liability before the CT becomes effective if, without Customer's consent: (a) AT&T fails to file the CT with the FCC within 30 days after the date this Form is signed by both parties; (b) the CT as filed is not consistent with the attached illustrative copy; or (c) the CT does not go into effect within 30 days after filing.

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6. Orders for existing CTs will be accepted and implemented by AT&T only if the specified CT is available when ordered and Customer is eligible for the CT.

7. Customer shall provide installation instructions and other information as required by AT&T.

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YOUR  SIGNATURE  ACKNOWLEDGES  THAT YOU HAVE READ,  UNDERSTAND  AND AGREE TO THE
PROVISIONS OF THIS AGREEMENT AND THAT YOU ARE DULY AUTHORIZED TO SIGN THIS AGREEMENT.

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Customer                                 AT&T Corp.
Full Legal Name: Educational Video
                 Conferencing, Inc.
                -----------------------

By:  /s/                                 By:/s/
     -----------------------------------    ------------------------------------
     (Authorized Customer Signature)        (Authorized AT&T Signature)

     Dr. Arol I. Buntzman                   Michael Cutler/FMM
     -----------------------------------    ------------------------------------
     (Typed or Printed Name and Title)      (Typed or Printed Name and Title)

Date: 6/9/98                                Date: 6/11/98
     -----------------------------------         -------------------------------

021997                             AT&T PROPRIETARY

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 9886
Adm. Rates and Tariffs                                       Original Title Page
Bridgewater, NJ  08807
Issued:  June 23, 1998                                 Effective:  June 24, 1998

                    ** All material on this page is new. **

                           CONTRACT TARIFF NO. 9886

                                  TITLE PAGE

This Contract Tariff applies to AT&T Software Defined Network (SDN) Services consisting of: Custom SDN-Domestic, AT&T ACCUNET T1,5 Service Access Connections and AT&T Terrestrial 1.544 Mbps Local Channel Services and to AT&T Software Defined Network Services consisting of: AT&T Custom Software Defined Network International Service and Global Software Defined Network Service, for interstate or foreign communications in accordance with the Communications Act of 1934, as amended.

Telecommunication services provided under this Contract Tariff are furnished by means of wire, radio, satellite, fiber optics or any suitable technology or combination of technologies.

                               Printed in U.S.A.

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 9886
Adm. Rates and Tariffs                                           Original Page 1
Bridgewater, NJ  08807
Issued:  June 23, 1998                                 Effective:  June 24, 1998

                    ** All material on this page is new. **

                           CONTRACT TARIFF NO. 9886

                                  CHECK SHEET

The Title Page and Pages 1 through 7 inclusive of this tariff are effective as of the date shown.


                               TABLE OF CONTENTS

                                                                            Page

                                                                            ----
Check Sheet................................................................   1
List of Concurring, Connecting and Other Participating Carriers............   1
Explanation of Symbols - Coding of Tariff Revisions........................   1
Trademarks and Service Marks...............................................   2
Explanation of Abbreviations...............................................   2
Contract Summary...........................................................   3

LIST OF CONCURRING, CONNECTING AND OTHER PARTICIPATING CARRIERS

Concurring Carriers - NONE

Connecting Carriers - NONE

Other Participating Carriers - NONE

EXPLANATION OF SYMBOLS - Coding of Tariff Revisions

Revisions to this tariff are coded through the use of symbols. These symbols appear in the right margin of the page. The symbols and their meanings are:

          R - to signify reduction.
          I - to signify increase.
          C - to signify changed regulation.
          T - to signify a change in text but no change in rate or
              regulation.
          S - to signify reissued matter.
          M - to signify matter relocated without change.
          N - to signify new rate or regulation.
          D - to signify discontinued rate or regulation.
          Z - to signify a correction.

Other marginal codes are used to direct the tariff reader to a footnote for specific information. Codes used for this purpose are lower case letters of the alphabet, e.g., x, y and z. These codes may appear beside the page revision number in the page header or in the right margin opposite specific text.

                               Printed in U.S.A.

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 9886
Adm. Rates and Tariffs                                           Original Page 2
Bridgewater, NJ  08807
Issued:  June 23, 1998                                 Effective:  June 24, 1998

                    ** All material on this page is new. **

TRADEMARKS AND SERVICE MARKS - The following markS, to the extent, if any, used throughout this tariff, are trademarks and service marks of AT&T Corp.

               Trademarks                                    Service Marks
               ----------                                    -------------
               None                                          None

EXPLANATION OF ABBREVIATIONS

Adm.          - Administrator

Detariffing - If during the term of this Contract Tariff, the AT&T Tariffs referenced herein ("Applicable AT&T Tariffs") are detariffed in whole or in part pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent Jurisdiction, then following such detariffing:

(i) the tens and conditions for the Services Provided will remain the same as those in this Contract Tariff, except that the relevant terms and conditions contained in the Applicable AT&T Tariffs will remain the same as those in effect as of the date AT&T detariffs in whole or in part those Applicable AT&T Tariff provisions, and will be incorporated as part of this Contract Tariff, and

(ii) the rates for the Services Provided will be:

     (a) to the extent Applicable AT&T Tariff provisions remain filed and effective, those rates specified in such Applicable AT&T Tariff provisions, as amended from time to time; and

     (b) to the extent that this Contract Tariff contains specific rates or rate schedules that would apply in lieu of (or in addition to) the rates or rate schedules in Applicable AT&T Tariffs, such specific Contract Tariff rates and rate schedules; and

     (c) to the extent Applicable AT&T Tariff provisions are detariffed, and
     (b) preceding does not apply, those rates specified in the applicable AT&T Price Lists, as amended from time to time.

In all cases (a, b or c), the applicable rates shall continue to be subject to any discounts, waivers, credits, and restrictions on rate changes that may be contained in this Contract Tariff. Where rates and rate changes (both increases and decreases) would have been calculated by reference to a tariff rate that has been detariffed, rates and rate changes shall instead be calculated during the term of this Contract Tariff by reference to applicable AT&T Price Lists and (to the extent changes to tariff rates were permitted under this Contract Tariff) AT&T shall have the right to change its Price Lists from time to time.

All references to the AT&T Tariffs in this Contract Tariff shall be construed to mean the AT&T Tariffs specified herein, as well as the documents which will replace those tariffs, including the AT&T Price Lists, when AT&T cancels those tariffs.

                               Printed in U.S.A.

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 9886
Adm. Rates and Tariffs                                           Original Page 3
Bridgewater, NJ  08807
Issued:  June 23, 1998                                 Effective:  June 24, 1998

                    ** All material on this page is new. **

                           CONTRACT TARIFF NO. 9886

1.  Services Provided

  A.  Domestic Services

      1. AT&T Software Defined Network (SDN) Services (AT&T Tariff F.C.C. No. 1) consisting of:

        (a)  Custom SDN-Domestic

      2. AT&T ACCUNET T1.5 Service Access Connections (AT&T Tariff F.C.C. No. 9)

      3. AT&T Terrestrial 1.544 Mbps Local Channel Services (AT&T Tariff F.C.C. No. 11)

  B.  International Services

    1. AT&T Software Defined Network (SDN] Services (AT&T Tariff F.C.C. No. 1) consisting of:

      (a)  Custom SDN-International

      (b)  Global Software Defined Network (GSDN) Service

2. Contract Term; Renewal Options - The term of this Contract Tariff is three years beginning with the first day of the Customer's first full billing month under this Contract Tariff, which is referred to as the Customer's Initial Service Date (CISD). No renewal option is available for this Contract Tariff.

3. Minimum Commitments/Charges - The AT&T SDN Services combined Minimum Annual Revenue Commitment (MARC) under this Contract Tariff will be satisfied by the Customer's total domestic Gross Monthly Usage Charges (GMUC) and international GMUC under this Contract Tariff. The Customer's domestic and international GMUC is as specified for the SDN Term and Volume Plan (TVP) in AT&T Tariff F.C.C. No. 1, as amended from time to time.

  A.  Domestic

    1. AT&T SDN Services - The MARC is $200,000 for year one, $500,000 for year two and $750,000 for year three of the Contract Tariff Term. If, on any anniversary of the CISD, the Customer has failed to satisfy the applicable MARC, the Customer will be billed a shortfall charge in an amount equal to the difference between the applicable MARC and the total of the actual domestic and international GMUCs for that year.

  B.  International - None

                               Printed in U.S.A.

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 9886
Adm. Rates and Tariffs                                           Original Page 4
Bridgewater, NJ  08807
Issued:  June 23, 1998                                 Effective:  June 24, 1998

                    ** All material on this page is new. **

4.  Contract Price -

  A.  AT&T SDN Services

    1. The Contract Price for the AT&T SDN Services provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 1, as amended from time to time.

  B.  AT&T ACCUNET T1.5 Service Access Connections

      1. The Contract Price for the AT&T ACCUNET T1.5 Service Access Connections provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 9, as amended from time to time.

  C.  AT&T Terrestrial 1.544 Mbps Local Channel Services

      1. The Contract Price for the AT&T Terrestrial 1.544 Mbps Local Channel Services provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 11, as amended from time to time.

5. Discounts - The following discounts are the only discounts for the Services Provided under this Contract Tariff. No other discounts apply. Unless modified below, the Base Discounts listed in this section are the same discounts as specified in AT&T Tariffs referenced in Section 1., preceding, as amended from time to time.

  A.  Domestic

    1.  AT&T SDN Services

      (a) Base Discounts - The Customer will receive the same discounts as a $300,000 Term and Volume Plan as specified in AT&T Tariff F.C.C. No. 1.

      (b) Additional Discounts - The Customer will receive the following additional discounts on the total usage charges under Rate Schedules E, G, H1, H2 and P.

      I.  If the MARC is $200,000, the following discounts will apply:

                 Total Undiscounted
                 Monthly Usage Charges                       Additional Discount
                 ---------------------                       -------------------
                 Over $0 up to $85,000                               30%
                 Over $85,000                                        25%

                               Printed in U.S.A.

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 9886
Adm. Rates and Tariffs                                           Original Page 5
Bridgewater, NJ  08807
Issued:  June 23, 1998                                 Effective:  June 24, 1998

                    ** All material on this page is new. **

5.A.1.(b)  Base Discounts (continued)

      II. If the MARC is $500,000, the following discounts will apply:

                 Total Undiscounted

                 Monthly Usage Charges                       Additional Discount
                 ---------------------                       -------------------
                 over $0 up to $100,000                              30%
                 Over $100,000                                       25%

      III. If the MARC is $750,000, the following discounts will apply:

                 Total Undiscounted
                 Monthly Usage Charges                       Additional Discount
                 ---------------------                       -------------------
                 Over $0 up to $250,000                              30%
                 Over $250,000                                       25%

  B.  International

    1.  AT&T SDN Services

      (a) Base Discounts - The Customer will receive the same discounts as a $300,000 Term and Volume Plan as specified in AT&T Tariff F.C.C. No. 1.

      (b)  Additional Discounts - None

6.  Classifications, Practices and Regulations

  A. Except as otherwise provided in this Contract Tariff, the rates and regulations that apply to the Services Provided specified in Section 1, preceding, are as set forth in the Applicable AT&T Tariffs that are referenced in Section 1., preceding, as such tariffs are amended from time to time.

  B. Monitoring Conditions - The Customer must satisfy the following Service Requirements which will be monitored on each anniversary of the CISD. The Monitoring Period is the 12 months immediately preceding each anniversary of the CISD.

    1.  AT&T SDN Services

      (a) The Customer must not exceed 600 Customer Premises which generate/terminate calling from the Services Provided under this Contract Tariff using switched access.

      (b) The Customer must have at least 1 Customer Premises which generate/terminate calling from the Services Provided under this Contract Tariff using dedicated access.

                               Printed in U.S.A.

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 9886
Adm. Rates and Tariffs                                           Original Page 6
Bridgewater, NJ  08807
Issued:  June 23, 1998                                 Effective:  June 24, 1998

                    ** All material on this page is new. **

6.B.1.  Monitoring Conditions (continued)

      (c) At least 98% of the Customer's total annual minutes of use for the Services Provided under this Contract Tariff must be AT&T SDN minutes of use billed under Rate Schedules E, G, H1, and H2 minutes of use.

If the Customer, during the Monitoring Period, has failed to satisfy any of these Service Requirements, the Customer will be billed an amount equal to the Discounts as specified in Section 5.A.1.(b), preceding, that were received by the Customer during the Monitoring Period. Any such bill must be paid by the Customer within 30 days.

  C.  Promotions, Credits and Waivers

The following credits and waivers will be applied to the Customer's bill. If at the end of the Contract Tariff Term the Customer has not fully used any or all of the waiver(s) specified in this Section, the residual value of any such waiver(s) will be set to zero and will not be applied to any other AT&T services.

    1.  AT&T SDN Services/AT&T 800 Services

      (a) AT&T will waive the Service Establishment Charge, not to exceed a total of $10,000 over the Contract Tariff Term, for the AT&T SDN Services provided under this Contract Tariff.

  D. Discontinuance - In lieu of any Discontinuance With or Without Liability provisions that are specified in the AT&T Tariffs referenced in Section 1., preceding, the following provisions shall apply.

The Customer may discontinue this Contract Tariff prior to the end of the Contract Tariff Term, provided the Customer replaces the Services Provided under this Contract Tariff with services provided under a new agreement(s) for AT&T Services defined in AT&T Tariff No. 1 having: (i) an equal or greater new annual revenue commitment and (ii) a new term equal to or greater than the remaining term, but not less than 3 years. However, the Customer will be billed a Prorated Shortfall Charge equal to the difference between: (1) the MARC for the year in which the Customer discontinues, divided by 12, times the number of months the Customer was in this Contract Tariff that year and (2) the total of the actual domestic and international GMUCs incurred for that year, provided the amount in (2) is less than the amount in (1).

If the Customer discontinues this Contract Tariff for any reason other than specified above, prior to the expiration of the Contract Tariff Term, a Termination Charge will apply. The Termination Charge will be an amount equal to 100% of the unsatisfied MARC for the year in which the Customer discontinues this Contract Tariff and 100% of the MARC for each year remaining in the Contract Tariff Term.

                               Printed in U.S.A.

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 9886
Adm. Rates and Tariffs                                           Original Page 7
Bridgewater, NJ  08807

Issued:  June 23, 1998                                 Effective:  June 24, 1998

                    ** All material on this page is new. **

6.  Classifications, Practices and Regulations (continued)

  E.  Other Requirements - Not Applicable.

  F. Availability - This Contract Tariff is available only to Customers who:
(1) will order this Contract Tariff only once, either by the Customer or any Affiliate of the Customer, which is any entity that owns a controlling interest in either the Customer or an Affiliate of the Customer, or any entity in which a controlling interest is owned by either the Customer or an Affiliate of the Customer; and (2) order service within 30 days after the effective date of this Contract Tariff and requests initial installation no later than 30 days after the date service is ordered.

                               Printed in U.S.A.